RIVERNORTH FUNDS

Supplement dated July 7, 2010 to the Prospectus dated February 1, 2010

Effective July 7, 2010, The Northern Trust Company serves as the Fund’s custodian.  The reference to the Custodian on the back cover of the Fund’s current prospectus is modified accordingly.

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This Supplement, and the existing Prospectus dated February 1, 2010, provide relevant information for all shareholders and should be retained for future reference.  Both the Prospectus and the Statement of Additional Information dated February 1, 2010 have been filed with the Securities and Exchange Commission, are incorporated herein by reference, and can be obtained without charge by calling the Fund at 1-888-848-7569.

RIVERNORTH FUNDS

Supplement dated July 7, 2010 to the Statement of Additional Information
dated February 1, 2010

Effective July 7, 2010, The Northern Trust Company serves as the Fund’s custodian.  Accordingly, the following paragraph replaces the paragraph found under the heading “Custodian” in the Fund’s current Statement of Additional Information.

The Northern Trust Company, 50 South LaSalle Street, Chicago, IL 60603, serves as the Fund’s custodian (“Custodian”).  The Custodian acts as the Fund’s depository, provides safekeeping of its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties.

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This Supplement, and the existing Statement of Additional Information dated February 1, 2010, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated February 1, 2010 have been filed with the Securities and Exchange Commission, are incorporated herein by reference, and can be obtained without charge by calling the Fund at 1-888-848-7569.